UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 17, 2003


                  SCHIMATIC Cash Transactions Network.com, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Florida                     0-30544                88-0415947
--------------------------------     -------------         --------------------
(State or other jurisdiction of       (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)          Identification No.)

           330 East Warm Springs Road
                Las Vegas, Nevada                           89119
    ----------------------------------------             ----------
    (Address of principal executive offices)             (Zip Code)

       (Registrant's telephone number, including area code): 702-361-3624

                                       n/a
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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                                ITEM 7. EXHIBITS
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         The following is filed as an exhibit to this report:

               SEC
 Exhibit    Reference
  Number      Number          Title of Document                       Location
---------- ---------- -------------------------------------------- -------------
 Item 99.             Other Exhibits
---------- ---------- -------------------------------------------- -------------
  99.01       99      Shareholder letter dated December 17, 2003       Attached



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                        ITEM 9. REGULATION FD DISCLOSURE
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         On December 17, 2003, SCHIMATIC Cash Transactions Network.com, Inc.
circulated a letter to shareholders, a copy of which is attached as Exhibit
99.01.

         The information included in this report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Any statements contained in this letter that do not describe historical facts may constitute forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are based on current expectations, but are subject to a number of risks and uncertainties.

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

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   SCHIMATIC Cash Transactions Network.com, Inc.


Date: December 17, 2003            By /s/ David J. Simon
                                      ------------------------------------------
                                      David J. Simon, Chief Executive Officer

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